Intangible assets	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about intangible assets [abstract]
Intangible Assets
15.
Intangible assets

	Brands and trademarks	Franchise agreements	Software	Retail Licenses	Total
Cost
Balance at December 31, 2020	5,445	—	—	—	5,445
Acquisition (note 5(b)) (1)	36,000	10,000	—	—	46,000
Balance at December 31, 2021	41,445	10,000	—	—	51,445
Acquisition (note 5(a))	38,950	—	5,400	750	45,100
Additions	55	—	142	—	197
Dispositions	(50)	—	—	—	(50)
Balance at December 31, 2022	80,400	10,000	5,542	750	96,692

Accumulated amortization and impairment
Balance at December 31, 2020	382	—	—	—	382
Amortization (1)	354	561	—	—	915
Balance at December 31, 2021	736	561	—	—	1,297
Amortization	293	1,250	679	—	2,222
Impairment	18,288	—	—	—	18,288
Balance at December 31, 2022	19,317	1,811	679	—	21,807

Net book value
Balance at December 31, 2021	40,709	9,439	—	—	50,148
Balance at December 31, 2022	61,083	8,189	4,863	750	74,885
(1)
Adjustment to provisional amounts — refer to note 5(b).

Brands and trademarks are related to intellectual property purchased from Sun 8 Holdings Inc. (“Sun 8”) with a useful life of 15 years, other intellectual property with a useful life of 12 years, intellectual property acquired through the acquisition of Inner Spirit consisting of proprietary rights to brands and trademarks with an indefinite useful life, and intellectual property acquired through the acquisition of Alcanna with an indefinite useful life. The Inner Spirit and Alcanna brands and trademarks were determined to have an indefinite useful life due to the fact that there is no foreseeable limit to the period over which the asset is expected to generate net cash inflows. Franchise agreements consist of intellectual property acquired through the acquisition of Inner Spirit consisting of franchise relationships with a useful life of 8 years. Software is comprised of licenses acquired through the acquisition of Alcanna and are amortized using the straight-line method over the life of the license. Retail licenses acquired through the acquisition of Alcanna have an indefinite life and are therefore not amortized. The retail licenses do not expire, but rather are subject to an administrative extension process each year indefinitely.

During the three months ended September 30, 2022, the Company determined that indicators of impairment existed regarding the Sun 8 intellectual property due to decreasing market competition. The estimated recoverable amount of the intangible asset was determined to be $2.5 million and an impairment of $1.9 million was recorded. The impairment was recognized in the Company’s cannabis operations reporting segment.

At September 30, 2022, the Company recorded impairments to intangible assets with indefinite useful lives of $16.4 million due to changes in circumstances since the date of the Inner Spirit acquisition, mainly caused by the continued oversaturation of the cannabis retail market (note 5(b)).

At December 31, 2022, the Company tested intangible assets with indefinite useful lives and goodwill for impairment based on changes in circumstances since the date of the Alcanna and Nova acquisition, mainly caused by the continued oversaturation of the cannabis retail market (note 5(a)).